Investment	12 Months Ended
Dec. 31, 2025
Investment [Abstract]
Investment
10.	Investment

In October 2025, the Group subscribed for US$18.4 million for a third-party investment fund, which is structured under Hong Kong’s Limited Partnership Fund Ordinance and is primarily designed to achieve capital appreciation. The fund primarily invests in various underlying without quotation in public markets.

The investment was accounted for as equity securities in accordance with ASC 321 without a readily determinable fair value, and qualify for the NAV practical expedient. Therefore, the Group applies NAV to measure the fair value of equity securities in accordance with ASC 820. There is no indication that the investments is probable of being sold at amounts different from NAV per share. For the year ended December 31, 2025, fair value changes recognized for equity investment measured using NAV practical expedient were RMB83,621,753 (US$11,957,752).